                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CLAYTON HOMES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              [Clayton Homes Logo]
                                   BOX 15169
                           KNOXVILLE, TENNESSEE 37901

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 12, 1998
                             ---------------------

     The 1998 Annual Meeting of the Shareholders (the "Annual Meeting") of Clayton Homes, Inc., a Delaware corporation (the "Company"), will be held at 10:30 a.m. EST, on Thursday, November 12, 1998, at the Clayton Homes Headquarters, 5000 Clayton Road, Maryville, Tennessee 37804 for the following purposes:

          1. To elect eight directors, each to hold office for a term of one year and until a successor has been elected and qualified.

          2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Holders of Common Stock of record as of the close of business on September 14, 1998, are entitled to notice of and to vote at the Annual Meeting. Transfer books will not be closed.

     Your vote is important. To ensure that your shares are represented at the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly in the enclosed postage-paid envelope. Shareholders attending the Annual Meeting may revoke their proxies and vote in person if they so desire.

                                           By order of the Board of Directors

                                           /s/ AMBER W. KRUPACS

                                           Amber W. Krupacs
                                           Secretary

Knoxville, Tennessee
September 23, 1998

                                PROXY STATEMENT

                              CLAYTON HOMES, INC.
                                   BOX 15169
                              KNOXVILLE, TN 37901
                                   (mailing)

                               5000 CLAYTON ROAD
                              MARYVILLE, TN 37804
                                    (street)

     This Proxy Statement and related proxy are furnished to the holders of Common Stock, par value $.10 per share (the "Common Stock"), of Clayton Homes, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the 1998 Annual Meeting of Shareholders to be held at 10:30 a.m. EST, on November 12, 1998, and any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card are being first mailed to shareholders of the Company on or about September 23, 1998. The Company's Annual Report to Shareholders for the year ended June 30, 1998, accompanies this Proxy Statement.

     The matters to be considered at the Annual Meeting are: (i) the election of eight members of the Board of Directors of the Company and (ii) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                      VOTING RIGHTS AND PROXY SOLICITATION

     Holders of Common Stock of record as of the close of business on September 14, 1998, are entitled to notice of and to vote at the Annual Meeting. As of such date, the Company had issued and outstanding 117,853,276 shares of Common Stock. The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting is required for the approval of any proposal submitted to the shareholders at the Annual Meeting, except that directors shall be elected by a plurality of the votes of the shares cast in the election. Each shareholder is entitled to one vote per share on all matters to be considered at the Annual Meeting, except that for the election of directors, each shareholder has the right to vote the number of shares held for as many persons as there are directors to be elected at the Annual Meeting. The certificate of incorporation of the Company does not provide for cumulative voting for director nominees.

     No specific provisions of the General Corporation Law of Delaware, the Company's Charter or the Company's Bylaws address the issue of abstentions or broker non-votes. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in "street" name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.

     A shareholder executing and returning a proxy may revoke such proxy by notice in writing delivered to the Secretary of the Company prior to or at the Annual Meeting, submitting a later dated proxy to the Secretary of the Company prior to or at the Annual Meeting or appearing in person and voting in a contrary manner at the Annual Meeting. However, a shareholder's attendance at the Annual Meeting does not of itself serve to revoke a proxy executed by such shareholder.

     Proxies in the form enclosed, executed by shareholders of the Company and returned to the proxyholder designated by the Board of Directors, will be voted at the Annual Meeting in accordance with the instructions that appear thereon. If no instructions are given, such proxies will be voted in favor of the election of the nominees of the Board of Directors named in the Proxy Statement and the approval of each matter proposed in the Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than as specified herein and in the notice of the Annual Meeting, but if other matters are presented, it is the intention of the person designated as proxyholder to vote in accordance with her judgment on such matters.

     The cost of soliciting proxies, including the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Proxies may be solicited by mail, telephone, facsimile, or personal contact by directors, officers, or employees of the Company who will receive no additional compensation therefor. The Company also will request brokers, custodians, and other nominees to forward proxy solicitation material to the beneficial owners of Common Stock and will reimburse them for their reasonable out-of-pocket expenses.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP served as independent accountants for the Company during the fiscal year ended June 30, 1998. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to respond to questions.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated the eight persons named below for election as directors at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. The Company's Bylaws allow for a maximum of eight directors. In the event that any nominee is unable to serve (which is not anticipated), the person designated as proxyholder for the Company will vote for the remaining nominees and for such other person(s) as the Board of Directors may nominate. Each of the nominees is currently a director except for John J. Kalec. James D. Cockman, presently a director, is not standing for re-election.

     The following table sets forth certain information with respect to the nominees for election as directors at the Annual Meeting:

                                                              YEAR FIRST
            NAME, AGE, PRINCIPAL OCCUPATION AND                ELECTED
         MATERIAL POSITIONS DURING PAST FIVE YEARS             DIRECTOR
         -----------------------------------------            ----------
James L. Clayton, 64, Chairman and Chief Executive Officer,      1967
  since prior to 1993; Chairman, BankFirst; Director, Dollar
  General Corporation, and Chateau Communities, Inc.
B. Joe Clayton, 62, Chief Executive Officer, Clayton             1967
  Automotive Group, since prior to 1993; Regional Director,
  First Tennessee Bank.
Kevin T. Clayton, 35, President and Chief Operating Officer      1998
  since 1997, President, Financial Services since 1995,
  various management positions from 1995 to prior to 1993.
Dan W. Evins, 62, co-founder and Chairman and Chief              1991
  Executive Officer, Cracker Barrel Old Country Store, Inc.,
  since prior to 1993.
Wilma H. Jordan, 50, Chief Executive Officer, The Jordan,        1994
  Edmiston Group, Inc., since prior to 1993; Director, LIN
  Television Corp.
John J. Kalec, 48, Vice President and Chief Financial            1998
  Officer, Interactive Pictures Corporation since 1998;
  Senior Vice President, Chief Financial Officer and
  Secretary, Clayton Homes, Inc. from 1996 to 1998, Managing
  Director, Finance and Accounting, Philips Components
  International B.V. from 1992 to 1995.
Thomas N. McAdams, 45, Partner, Bernstein, Stair & McAdams       1997
  since prior to 1993; Director, Rafferty's, Inc.
C. Warren Neel, 61, Dean of the College of Business              1993
  Administration of The University of Tennessee, since prior to 1993; Director, O'Charley's, Inc., Proffitt's, Inc.,
  American Health Corp., Inc., and Promus Hotel Corporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                     BOARD ATTENDANCE, FEES AND COMMITTEES

     The Board of Directors held four meetings during the last fiscal year. Each of the directors attended at least 75% of the meetings of the Board and committees of which each was a member. Each director not employed by the Company receives an annual retainer of $12,000, and $1,500 for each Board and $500 for each committee meeting attended; $250 for each telephonic meeting; and reimbursement for travel expenses to meetings. Committee chairpersons receive an additional $250 for each such committee meeting attended. The Board of Directors does not have separate nominating or executive committees.

AUDIT COMMITTEE

     The Audit Committee consists of Dr. Neel (Chairperson), Mr. Cockman, and Mr. Evins. The Audit Committee held three meetings during fiscal year 1998. The Audit Committee's responsibility is to: (i) review annually and recommend to the Board of Directors the firm to be engaged as independent accountants of the Company for the next fiscal year; (ii) review with the Company's independent accountants the plan and results of the auditing engagement; (iii) review the scope and results of the Company's procedures for internal auditing; (iv) inquire as to the adequacy of the Company's internal controls; and (v) consider each professional service provided by the independent accountants and whether the providing of such service affects the independence of the accountants.

COMPENSATION COMMITTEE

     The Compensation Committee consists of Ms. Jordan (Chairperson), Mr. McAdams and Dr. Neel. It held two meetings during the last fiscal year. The Compensation Committee is authorized to establish and fix the amount and form of compensation payable from time to time to all officers and other key employees of the Company. It also administers the Company's stock option plans.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The goal of the Compensation Committee is to structure and administer the Company's executive compensation programs in such a way that individual compensation is largely dependent upon the Company's performance, as measured by the percentage increase in fully diluted earnings per share (EPS) of the Common Stock over the prior year. The variable components of its compensation programs are designed to attract and motivate results-oriented people to achieve higher levels of performance while focusing on the goals of the Company and its shareholders.

     Company executives, including the Chief Executive Officer, receive base salaries which are intended to support minimal managerial lifestyles. The balance of the annual cash compensation for these executives is based upon the percentage increase in EPS over the prior year. Increases in EPS within annually established ranges result in corresponding increases in the percentage of base salary paid in the form of bonuses. Conversely, declines in EPS would result in the reduction or elimination of bonuses. Adjustments are made on an annual basis to base salary and bonus programs to reflect individual performances.

     Stock options are also granted to executive officers and other employees at the fair market value of the Common Stock on the date of grant and become vested over a specified period of employment. The number of shares granted is similarly based upon the achievement of EPS growth targets and individual performance in the previous year.

     The fact that a significant portion of the compensation paid to the Company's executive officers is based upon increases in earnings per share helps to ensure that the Chief Executive Officer and other members of management are sensitized to the needs and desires of the shareholders.

Wilma H. Jordan (Chairperson)
Thomas N. McAdams
Dr. C. Warren Neel

           COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     During fiscal year 1998, the Compensation Committee consisted of Ms. Jordan (Chairperson), Mr. McAdams and Dr. Neel, none of whom has been an officer or employee of the Company. In addition, there are no relationships among the Company's executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable Security and Exchange Commission regulations.

                        COMPENSATION OF MANAGEMENT TABLE

     The following table sets forth certain information with respect to the compensation paid by the Company during the 1998, 1997 and 1996 fiscal years to the executive officers of the Company, including the Chief Executive Officer (the "named executive officers"):

                                                                               LONG-TERM COMPENSATION AWARDS
                                                    ANNUAL COMPENSATION     -----------------------------------
                                       FISCAL      ----------------------        OPTIONS         OTHER ANNUAL
          NAME AND POSITION             YEAR        SALARY        BONUS     (# OF SHARES)(1)    COMPENSATION(2)
          -----------------            ------      --------      --------   -----------------   ---------------
James L. Clayton                        1998       $275,000      $825,000         40,000            $ 9,507
  Chairman and                          1997       $275,000      $274,400         31,250            $ 7,367
  Chief Executive Officer               1996       $250,000      $410,000         39,062            $10,481
Joseph H. Stegmayer (3)                 1998       $132,000      $      0              0            $ 5,726
  Vice Chairman and Chairman of the     1997       $245,000      $274,400         25,000            $ 7,767
  Executive Committee                   1996       $225,000      $385,000         54,687            $10,624
Kevin T. Clayton (4)                    1998       $250,000      $750,000        130,000            $ 8,621
  President                             1997       $175,000      $198,000         25,000            $ 6,494
  President, Financial Services         1996       $125,000      $255,000         31,250            $ 8,126
David M. Booth                          1998       $250,000      $750,000        130,000            $ 6,934
  Executive Vice President              1997       $175,000      $198,000         25,000            $ 6,862
  President, Retail                     1996       $150,000      $265,000         31,250            $10,095
Richard D. Strachan                     1998       $225,000      $675,000        130,000            $ 5,572
  Vice President                        1997       $150,000      $186,000         18,750            $ 5,887
  President, Manufacturing              1996       $115,000      $186,000         15,625            $ 9,977
John J. Kalec (5)                       1998       $175,000      $325,000        105,000            $ 2,036
  Senior Vice President                 1997       $125,000      $ 54,800         25,000            $ 1,232
  Chief Financial Officer and           1996             --            --             --                 --
  Secretary

---------------

(1) Adjusted for applicable stock splits.
(2) Represents Company contributions and reallocated forfeitures in the Company's 401(k) Plan, health and life and disability insurance premiums.
(3) Resigned January 9, 1998.
(4) Son of James L. Clayton and nephew of B. Joe Clayton.
(5) Resigned August 21, 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended June 30, 1998:

                             INDIVIDUAL GRANTS
                          -----------------------
                                       PERCENT OF
                                         TOTAL                                             POTENTIAL REALIZABLE
                                        OPTIONS                                              VALUE AT ASSUMED
                          NUMBER OF     GRANTED                                           ANNUAL RATES OF STOCK
                          SECURITIES       TO                                               PRICE APPRECIATION
                          UNDERLYING   EMPLOYEES               EXERCISE OF                  FOR OPTION TERM(1)
                           OPTIONS     IN FISCAL      DATE     BASE PRICE    EXPIRATION   ----------------------
NAME                       GRANTED     YEAR 1998    GRANTED     ($/SHARE)       DATE         5%          10%
----                      ----------   ----------   --------   -----------   ----------   --------    ----------
James L. Clayton........    40,000        3.3%      11/12/97     $15.75       11/12/07    $607,960    $1,341,244
Kevin T. Clayton........   130,000       10.6%      11/12/97     $15.75       11/12/07    $645,957    $1,844,211
David M. Booth..........   130,000       10.6%      11/12/97     $15.75       11/12/07    $645,957    $1,844,211
Richard D. Strachan.....   130,000       10.6%      11/12/97     $15.75       11/12/07    $645,957    $1,844,211
John J. Kalec...........   105,000        8.6%      11/12/97     $15.75       11/12/07    $531,965    $1,508,900

---------------

(1) Dollar gains reflected in these columns result from calculations assuming 5% and 10% rates of annual growth as set by Securities and Exchange Commission Regulations for the full ten-year option term and are not intended to forecast future price appreciation of the Company's Common Stock. This approach does not give effect to the impact of future world, domestic or industry market or economic conditions, or the termination of the optionee's employment during the option period (which results in a loss of the options not then vested) and other factors that may not reasonably be foreseen. The gains reflect a future value based upon growth at these prescribed rates. It is important to note that options have value to listed executives and to all option recipients only if the stock price advances beyond the base price on the date of grant shown in the table during the effective option period.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth certain information with respect to the exercise of options during the fiscal year ended June 30, 1998, and the value of unexercised options held as of June 30, 1998, by the named executive officers:

                                                                       NUMBER OF SECURITIES
                                                                            UNDERLYING               VALUE OF IN-THE-MONEY
                                                                        UNEXERCISED OPTIONS           UNEXERCISED OPTIONS
                                          SHARES                       AT FISCAL YEAR-END(#)         AT FISCAL YEAR-END(1)
                                        ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                                    EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                    -----------   -----------   -----------   -------------   -----------   -------------
James L. Clayton......................         --             --       64,108         96,251      $  481,714      $404,506
Joseph H. Stegmayer...................    469,694     $3,830,713           --             --              --            --
Kevin T. Clayton......................         --             --       52,468        185,352      $  414,710      $745,372
David M. Booth........................     33,377     $  422,939      110,140        190,235      $  967,512      $794,084
Richard D. Strachan...................     12,343     $   97,949           --        155,938              --      $547,217
John J. Kalec.........................         --             --        5,000        125,000      $   30,500      $463,250

---------------

(1) Market value of underlying securities at June 30, 1998 minus exercise price.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth certain information with respect to Common Stock beneficially owned by each director, each named executive officer, and by all directors and executive officers of the Company as a group, as of August 31, 1998:

                                                              NUMBER OF SHARES    PERCENT OF
                            NAME                             BENEFICIALLY OWNED     CLASS
                            ----                             ------------------   ----------
James L. Clayton............................................     30,814,116(1)      26.0%
B. Joe Clayton..............................................        111,845(2)          *
Kevin T. Clayton............................................        596,583(3)          *
Joseph H. Stegmayer.........................................        339,289(4)          *
Dan W. Evins................................................        101,809(5)          *
Wilma H. Jordan.............................................         18,999(6)          *
John J. Kalec...............................................          5,000(7)          *
Thomas N. McAdams...........................................          1,085             *
C. Warren Neel..............................................         25,145(8)          *
David M. Booth..............................................        113,959(9)          *
Richard D. Strachan.........................................            759(10)         *
All Directors and Executive Officers as a Group (14
  persons)..................................................     32,133,481(11)     27.1%

---------------

   * Less than 1%
 (1) Includes options for 64,108 shares presently exercisable; includes 8,559 shares held for the benefit of James L. Clayton in the Company's 401(k) Plan; includes 1,092,430 shares held by The Clayton Family Foundation, a non-profit corporation of which James L. Clayton is director and president.
 (2) Includes options for 8,147 shares presently exercisable.
 (3) Includes options for 52,468 shares presently exercisable; includes 3,817 shares held for the benefit of Kevin T. Clayton in the Company's 401(K) Plan; includes 351,692 shares held in trust in which Kevin T. Clayton (son of James L. Clayton) is a trustee, but not beneficiary; includes 4,880 shares held in trust of which Kevin T. Clayton is a trustee and beneficiary; does not include 1,092,430 shares held by The Clayton Family Foundation, a non-profit corporation of which Kevin T. Clayton is a director.
 (4) Includes 1,100 shares held for the benefit of Joseph H. Stegmayer in the Company's 401(k) Plan.
 (5) Includes options for 46,292 shares presently exercisable.
 (6) Includes options for 12,592 shares presently exercisable.
 (7) Includes options for 5,000 shares presently exercisable.
 (8) Includes options for 21,575 shares presently exercisable.
 (9) Includes options for 110,140 shares presently exercisable; includes 3,819 shares held for the benefit of David M. Booth in the Company's 401(k) Plan.
(10) Includes 708 shares held for the benefit of Richard D. Strachan in the Company's 401(k) Plan.
(11) Includes options to purchase 324,577 shares presently exercisable; includes 18,641 shares held for the benefit of the executive officers in the Company's 401(k) Plan; includes 4,880 shares held in trusts of which an executive officer is trustee and beneficiary; includes 351,692 held in trusts of which directors or executive officers are trustees, but not beneficiaries; includes 1,092,430 shares held by The Clayton Family Foundation, a non-profit corporation, of which certain executive officers are directors.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following table sets forth certain information with respect to the Company's cumulative total shareholder return during the previous five years as compared with the Standard & Poor's Corporation S & P Midcap 400 composite stock price index and a "peer group" comprised of the following manufactured housing companies: Cavalier Homes, Inc., Champion Enterprises, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation, and Skyline Corporation.

               Measurement Period                     Clayton          S&P Midcap           Peer
             (Fiscal Year Covered)                     Homes              400             Group(1)
1993                                                           100               100               100
1994                                                         95.79             99.94            109.75
1995                                                        111.65            122.27            116.39
1996                                                        171.13            148.66            205.63
1997                                                        154.56            183.34            196.50
1998                                                        205.15            233.12            284.95

---------------

(1) The stock performance graph in last year's proxy statement did not include Champion Enterprises, Inc. due to non-representative results in prior year.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information with respect to holders of more than five percent of the Common Stock, as of August 31, 1998, except as noted below:

                                                               AMOUNT AND
                                                                NATURE OF
                    NAME AND ADDRESS OF                        BENEFICIAL
                     BENEFICIAL OWNERS                          OWNERSHIP
                    -------------------                       -------------
James L. Clayton
  P.O. Box 15169
  Knoxville, TN 37901.......................................  30,814,116(1)
Pioneering Management Corporation
  60 State Street
  Boston, MA 02109..........................................   7,364,000(2)

---------------

(1) See footnote (1) under "Security Ownership of Directors and Officers."
(2) As reported in Schedule 13G filed as of April 23, 1998.

                              CERTAIN TRANSACTIONS

     The Company's primary counsel is Bernstein, Stair & McAdams, of which Thomas N. McAdams is a partner. During fiscal 1998, payments received by Bernstein, Stair & McAdams from the Company were approximately $196,000.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors ("reporting persons") to file initial reports of ownership of common stock and reports of changes in ownership with the Securities and Exchange Commission (SEC). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from such reporting persons with respect to the period from July 1, 1997 through June 30, 1998, all filing requirements applicable to reporting persons have been met.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any beneficial shareholder of record on September 14, 1998, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

           CLAYTON HOMES, INC.
           Box 15169
           Knoxville, Tennessee 37901
           Attention: Investor Relations

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its corporate offices no later than May 31, 1999 in order to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to such meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment thereof, it is intended that the person named in the enclosed Proxy will vote such Proxy on such matter in accordance with her best judgment.

                                          Amber W. Krupacs
                                          Secretary

     September 23, 1998

                                                                      Appendix A



                              CLAYTON HOMES, INC.

                                     PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders on November 12, 1998, and related Proxy Statement, and appoints Rebecca J. Hoag the true and lawful agent and proxy of the undersigned (the "Proxy"), having full power of substitution, to represent the undersigned and to vote all shares of Clayton Homes, Inc., owned and held by the undersigned, or which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clayton Homes, Inc., to be held at the Clayton Homes Headquarters, 5000 Clayton Road, Maryville, TN 37804 at 10:30 a.m. EST, November 12, 1998, or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



                                                              [SEE REVERSE SIDE]


[X] Please mark your
    votes as in this
    example

                                   WITHHOLD
                     FOR           AUTHORITY                                                                  FOR   AGAINST  ABSTAIN
(1) ELECTION OF      [  ]            [  ]        NOMINEES: James L. Clayton    (2) IN THEIR DISCRETION, THE   [  ]    [  ]    [  ]
    DIRECTORS                                              B. Joe Clayton          PROXY IS AUTHORIZED TO
                                                           Kevin T. Clayton        VOTE UPON SUCH BUSINESS
   FOR, except vote withheld from the                      Dan W. Evins            AS MAY COME BEFORE THE
   following nominees                                      Wilma H. Jordan         MEETING.
                                                           John J. Kalec
                                                           Thomas N. McAdams
    ------------------------------------------             C. Warren Neal


                                               PLEASE CHECK BOX IF YOU PLAN [  ]
                                               TO ATTEND THE ANNUAL MEETING
                                               IN PERSON.

                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
                                VOTED IN THE MANNER HEREIN DIRECTED BY THE
                                UNDERSIGNED SHAREHOLDER. IF NO PROPOSAL IS MADE, THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature(s) ___________________________________ Dated: _____________, 1998
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.